UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2005

Alamosa Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-32357	75-2890997

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5225 S. Loop 289, Lubbock, Texas, 79424

(Address of Principal Executive Offices) (Zip Code)

:

Registrant's Telephone Number, Including Area Code:	(806) 722-1100

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 15, 2005, Alamosa Holdings, Inc., issued a press release announcing the completion of its acquisition of AirGate PCS, Inc. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description

Exhibit 99.1	Press release by issued by Alamosa.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2005

ALAMOSA HOLDINGS, INC.

By:	/s/ Kendall W. Cowan

Kendall W. Cowan Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press release by issued by Alamosa.